EnviroStar, Inc. Announces the Acquisition of Western State Design, Inc.

MIAMI, FLORIDA, September 8, 2016 – EnviroStar, Inc. (“EVI”) (NYSE MKT: EVI) today announced that it has executed a definitive asset purchase agreement to acquire substantially all of the assets of Western State Design LLC (“Western State Design”), one of the nation’s largest distributors of commercial, industrial, and coin-operated laundry products and a provider of installation and routine maintenance services. Closing of the transaction is subject to certain closing conditions, including a financing condition, and the closing of the private placement described below. The parties intend to close the transaction promptly after all the closing conditions are satisfied, which is expected to occur within the next 30 to 45 days. The transaction is expected to be accretive to EVI’s earnings in its current fiscal year ending June 30, 2017.

Pursuant to the asset purchase agreement, the purchase price is $28.0 million, of which $18.0 million will be paid in cash at the closing and $10.0 million will be paid in shares of EVI’s common stock. The cash portion of the purchase price will be funded in part by the private sale of 1,290,323 shares of EVI’s common stock to Symmetric Capital II LLC, a company controlled by EVI’s Chairman and Chief Executive Officer, at $4.65 per share, which was the closing price of EVI’s common stock on the NYSE MKT on September 6, 2016. The balance of the cash portion of the purchase price is expected to be funded by a credit facility that EVI intends to enter into with a commercial bank prior to the closing. The total number of shares of common stock to be issued to Western State Design will be 2,044,990. The maximum number of shares of EVI’s common stock to be issued at the closing of the asset purchase agreement will not exceed 19.9% of the total number of shares of EVI’s common stock outstanding at the time of closing. The Company will obtain stockholder approval prior to the issuance of the shares in excess of such amount prior to their issuance.

Founded in 1974 and based in Hayward, California, Western State Design distributes a comprehensive line of commercial and industrial laundry equipment and related parts for new laundry facilities and to the replacement laundry market. Western State Design distributes certain commercial laundry brands on an exclusive basis within the states of California, Oregon, Washington, Alaska, and parts of Nevada, Arizona and Idaho. Western State Design serves over 6,000 customers in the healthcare, hospitality, cruise line, correctional, government, and commercial and coin-operated laundry industries. Under the joint direction of Dennis Mack and Tom Marks, Western State Design has increased its revenues, profitability, and market share, resulting in recognition as one of the leading distributors and service providers in the industry. For the twelve months ended December 31, 2015, Western State Design generated approximately $60.2 million in revenue.

Consistent with EVI’s buy and build strategy and its operating philosophy, Western State Design will operate as a wholly owned subsidiary of EVI under its current name, from its present locations, led by its existing management team and employees, and with the added benefit of EVI’s support and resources to assist Western State Design in the execution of its growth plans. Additionally, following the closing, Dennis Mack will be named a director and executive officer of EVI and Tom Marks will become an executive officer of EVI.

Dennis Mack, President of Western State Design, and Tom Marks, Executive Vice President of Western State Design, jointly said: “On behalf of the entire team at Western State Design, we are very pleased to be joining the EVI family of commercial laundry businesses. EVI’s goal of becoming the industry’s largest and most versatile commercial laundry products distributor and service provider is promising, and we are aligned with EVI’s business plans and long-term growth strategy. We are also excited about the new opportunities our employees will have to continue their mission of providing superior products, exceptional service, and competitive pricing to our valued customers for many years into the future.”

Henry M. Nahmad, EVI’s Chairman and Chief Executive Officer, commented: “We are thrilled to welcome Dennis Mack, Tom Marks, and all of the employees of Western State Design to the EVI family. We recognize that Western State Design’s success is based on a thriving entrepreneurial culture, strong customer relationships, dedicated employees, and a commitment to exceptional service. For those reasons and others, we believe that the addition of Western State Design to the EVI family will benefit EVI and its customers, employees, and stockholders.”

This press release contains only a brief description of the proposed transactions. EVI will file a Current Report on Form 8-K with the Securities and Exchange Commission (the “SEC”) describing in more detail the terms of the acquisition and the private placement.

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Additional Information and Where to Find it

In connection with the issuance of the shares of EVI’s common stock under the asset purchase agreement which requires stockholder approval, EVI intends to either (i) file a proxy statement in accordance with Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (ii) file an information statement in accordance with Regulation 14C under the Exchange Act, and in each case, other relevant materials with the SEC. The definitive proxy statement or definitive information statement, as the case may be, will also be mailed to EVI’s stockholders, who are urged to read the definitive proxy statement or definitive information statement, as the case may be, and all other relevant documents filed with the SEC, when they become available, because they will contain important information. EVI’s stockholders will be able to obtain these documents (when available) free of charge at the SEC’s web site, http://www.sec.gov. In addition, they may obtain free copies of these documents by contacting EVI’s Secretary at 290 N.E. 68th Street, Miami, Florida 33138, telephone: (305) 754-4551.

If EVI solicits proxies from its stockholders in connection with the issuance of shares of EVI’s common stock under the asset purchase agreement which requires stockholder approval, EVI and certain of its directors and executive officers may be deemed to be participants in such solicitation. A list of the names and other information regarding the directors and executive officers of EVI is available in EVI’s Definitive Proxy Statement for its 2015 Annual Meeting of Stockholders filed with the SEC on October 14, 2015, which can be obtained free of charge from the sources indicated above. Additional information regarding the interests of such potential participants will be included in any definitive proxy statement relating to the stock issuances that require stockholder approval when it becomes available.

Forward Looking Statements

Except for the historical matters contained herein, statements in this press release are forward-looking and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to a number of known and unknown risks and uncertainties that may cause actual results, trends, performance or achievements of EnviroStar, or industry trends and results, to differ from the future results, trends, performance or achievements expressed or implied by such forward-looking statements. These risks and uncertainties include, among others, those relating to the proposed acquisition and private placement described in this press release, including that the potential benefits of the proposed acquisition may not be realized to the extent anticipated or at all, integration risks, risks related to the business, operations and prospects of Western State Design, and the risk that the conditions, including financing condition, to closing the proposed private placement and acquisition may not be satisfied and that the proposed private placement and acquisition may not otherwise be consummated when expected, in accordance with the contemplated terms, or at all, and the risks related to EnviroStar’s operations, results, financial condition and growth strategy. Reference is also made to other economic, competitive, governmental, technological and other risks and factors discussed in EnviroStar’s filings with the Securities and Exchange Commission, including, without limitation, its Annual Report on Form 10-K for the year ended June 30, 2015 filed with the SEC on September 23, 2015. Many of these risks and factors are beyond EnviroStar’s control. In addition, past performance and perceived trends may not be indicative of future results. EnviroStar cautions that the foregoing factors are not exclusive. Any forward-looking statements relating to the proposed acquisition discussed above are based on EVI’s current expectations, assumptions, estimates and projections and involve significant risks and uncertainties, including the many variables that may impact or are related to consummation of the transaction. EVI assumes no obligation for updating any such forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting such forward-looking statements.